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                                                                                                                   EXHIBIT 5(a)(iii)
        COMPLETE AND RETURN TO                THE UNITED STATES LIFE Insurance Company
The United States Life Insurance Company          In the City of New York ("USL")                     G E N E R A T I O N S (TM)
       In the City of New York                  Administrative Center: Houston, TX                    ==========================
        P.O. Box 4728 Dept. A                                                                               Variable Annuity
       Houston, TX 77210-4728
          (800) 346-4944                       - VARIABLE ANNUITY CERTIFICATE APPLICATION -
        Fax: (713) 831-3701
   Hearing Impaired: (888) 436-5257
INSTRUCTIONS: PLEASE TYPE OR PRINT IN PERMANENT BLACK INK.
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1.  ANNUITANT                                                       2.  CONTINGENT ANNUITANT (optional)
    Name:  __________________________________________________           Name:  __________________________________________________
    Address:_________________________________________________           Address:_________________________________________________
    _________________________________________________________           _________________________________________________________
    Phone: _________________ DOB: ______________ (Max Age 85)           Phone: _________________ DOB: ______________ (Max Age 85)
    Sex: [ ] M [ ] F  SS #: _________________________________           Sex: [ ] M [ ] F  SS #: _________________________________
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3.  OWNER (Complete only if different than Annuitant)                   JOINT OWNER (optional)
    Name:  __________________________________________________           Name:  __________________________________________________
    Address:_________________________________________________           Address:_________________________________________________
    _________________________________________________________           _________________________________________________________
    Phone: _________________ DOB: ______________ (Max Age 85)           Phone: _________________ DOB: ______________ (Max Age 85)
    Sex: [ ] M [ ] F  Tax ID or SS #: _______________________           Sex: [ ] M [ ] F  Tax ID or SS #: _______________________
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4.  BENEFICIARY DESIGNATION   (if more space is needed, use Section 10):
    PRIMARY (if more than one, indicate percentages)                       CONTINGENT (if more than one, indicate percentages)
    Name/Relationship                                                      Name/Relationship

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5.  PAYMENT INFORMATION
    Initial Purchase Payment   $________________  If [ ] 1035X  OR  [ ] Transfer, estimated amount $_______________
    [ ] Non-Qualified:  (minimum $5,000) [ ] Qualified:  (minimum $2,000) (check appropriate boxes in sections A and B)
                                      A. [ ] Rollover  [ ] Transfer
                                      B. Type of Plan: [ ] IRA  [ ] Roth IRA  [ ] SEP-IRA  [ ] 401(k)  [ ] 401(a)  [ ] Other________
    If any portion of the initial purchase payment is allocated to a Fixed Account, refer to this section in the prospectus and to your annuity certificate regarding eligibility for an interest rate lock on 1035 Exchanges or other rollovers and transfers that qualify for special tax treatment under the Internal Revenue Code.
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6.  INVESTMENT OPTIONS    Total allocation must equal 100%. Use whole percentages only.

Domestic Income (80)              ______%         Government (86)             ______%         Strategic Stock (96)       ______%
Emerging Growth (81)              ______%         Growth and Income (88)      ______%         Value (94)                 ______%
Emerging Markets Equity (82)      ______%         High Yield (89)             ______%         1-Year Guarantee Period    ______%
Enterprise (83)                   ______%         International Magnum (90)   ______%         Other _________________    ______%
Equity Growth (87)                ______%         Mid Cap Value (91)          ______%
Fixed Income (84)                 ______%         Money Market (92)           ______%
Global Equity (85)                ______%         U.S. Real Estate (97)       ______%
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7.   AUTOMATIC REBALANCING   ($25,000 minimum)  Total allocation must equal 100%. Use whole percentages only.
    [ ] Check here for Automatic Rebalancing of investments, based on certificate anniversary, to the VARIABLE ALLOCATIONS ONLY indicated below or then in effect.
        FREQUENCY:          [ ]  Quarterly          [ ]  Semiannually          [ ]  Annually

Domestic Income (80)              ______%         Government (86)             ______%         Strategic Stock (96)       ______%
Emerging Growth (81)              ______%         Growth and Income (88)      ______%         Value (94)                 ______%
Emerging Markets Equity (82)      ______%         High Yield (89)             ______%         Other _________________    ______%
Enterprise (83)                   ______%         International Magnum (90)   ______%
Equity Growth (87)                ______%         Mid Cap Value (91)          ______%
Fixed Income (84)                 ______%         Money Market (92)           ______%
Global Equity (85)                ______%         U.S. Real Estate (97)       ______%
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USL 8771-33 REV 0499                                                                                                        VAGAPLNY
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8. DOLLAR COST AVERAGING
   Dollar cost average: [ ] $______________ OR [ ] _________% taken from the [ ] Money Market OR [ ] 1-Year Guarantee Period
   Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually
   Duration: [ ] 12 months [ ] 24 months [ ] 36 months [ ] 48 months [ ] 60 months to be allocated to the following Variable
   Division(s) as indicated: (When furnishing the allocations below, you must only use EITHER dollars OR percentages throughout the request.)

Domestic Income (80)           ________          Government (86)             ________             Strategic Stock (96)  ________
Emerging Growth (81)           ________          Growth and Income (88)      ________             Value (94)            ________
Emerging Markets Equity (82)   ________          High Yield (89)             ________             Other ________________________
Enterprise (83)                ________          International Magnum (90)   ________
Equity Growth (87)             ________          Mid Cap Value (91)          ________
Fixed Income (84)              ________          Money Market (92)           ________
Global Equity (85)             ________          U.S. Real Estate (97)       ________
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9.  REPLACEMENT  Will the proposed variable annuity replace any existing annuity or insurance contract?    [ ] No     [ ] Yes
    (If yes, list company name, plan, and year of issue, and complete appropriate replacement documents.)
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10. SPECIAL INSTRUCTIONS


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11. SIGNATURES
    All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown.
    We further agree that this application, if attached, shall be a part of the proposed annuity, and verify our understanding that
    ALL PAYMENTS AND VALUES PROVIDED BY THE PROPOSED ANNUITY, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
    VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.
    We acknowledge receipt of the current prospectuses for the THE UNITED STATES LIFE Insurance Company In the City of New York
    Separate Account USL VA-R, Van Kampen Life Investment Trust, and The Universal Institutional Funds, Inc. If this application is for an IRA, Roth IRA or a Simplified Employee Pension, we acknowledge receipt of the applicable Individual Retirement Annuity
    Disclosure Statement provided to us in conjunction with the current prospectuses.
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    Under penalties of perjury, I certify (1) that the Social Security (or taxpayer identification) number is correct as it appears in this application; and (2) that I am not subject to backup withholding under Section 3406 (a)(1)(C) of the Internal Revenue
    Code.
    The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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    Signed at __________________________________________________________                        Date:______________________________
                CITY                                            STATE
    _________________________________________________________                ______________________________________________________
    SIGNATURE OF ANNUITANT                                                   SIGNATURE OF OWNER (if different than Annuitant)
    _________________________________________________________                ______________________________________________________
    SIGNATURE OF CONTINGENT ANNUITANT (if applicable)                        SIGNATURE OF JOINT OWNER (if applicable)
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12. DEALER/LICENSED AGENT INFORMATION AND SIGNATURES
    Licensed Agent:  ___________________________________________________         __________________________________________________
                     PRINT NAME                                                  AGENT NUMBER/LOCATION
                     ___________________________________________________         __________________________________________________
                     PHONE                                                       STATE LICENSE NUMBER

    Will the proposed variable annuity replace any existing annuity or insurance contract?   [ ] No   [ ] Yes

    The agent hereby certifies he/she witnessed the signature(s) contained in this application and that all information contained in this application is true to the best of his/her knowledge and belief.

    Signature of Licensed Agent:  _______________________________________________________________

    Broker Dealer:  ____________________________________________________________________________
                                PRINT NAME
    Branch Office: _________________________________________________________________________________________________________________
                                STREET ADDRESS                                  CITY                  STATE                ZIP
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USL 8771-33 REV 0499                                                                                                        VAGAPLNY
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    FOR AGENT USE ONLY--CONTACT YOUR HOME OFFICE FOR DETAILS. [ ] PROFILE A [ ] PROFILE B [ ] PROFILE C ONCE SELECTED, PROFILE
    CANNOT BE CHANGED ON THIS CERTIFICATE.
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